SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

DTLL, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-30608	41-1279182
(Commission File Number)	(IRS Employer Identification No.)

Southpoint Office Center,
1650 West 82nd Street
Suite 1040
Bloomington, Minnesota 55431.
(Address of Principal Executive Offices and Zip Code)

(952) 881 4105
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

(a)    Date of Transaction.

On January 5, 2005, DTLL, Inc. (DTLL) acquired certain intellectual property rights, described in 2.01 (b) below, from GS Pharma, Inc. (GSPI).

(b)    Description of Assets.

GSPI acquired 12,500,000 shares of the common stock of DTLL. DTLL issued the shares pursuant to a Contribution and Stock Acquisition Agreement, by and between GSPI and DTLL, in exchange for rights to an exclusive license for provisional patents, patent applications and other intellectual property related to the business of DTLL.

(c)     Identity.

GSPI is a wholly owned subsidiary of GelStat Corporation (GSAC). GSAC and GSPI, whose principal executive and business offices are located at Southpoint Office Center, 1650 West 82nd Street, Suite 1040, Bloomington, MN 55431, are incorporated under the laws of the State of Minnesota.

(d)    Consideration.

See 2.01 (b) above. No monetary consideration was involved. All shares of DTLL which are beneficially owned by GSAC are held of record by GSPI.

(e)    Source of Consideration

The rights to the exclusive license was the property of GSPI immediately prior to the transaction.

ITEM 5.01    CHANGE IN CONTROL OF REGISTRANT

(a) GENERAL DESCRIPTION:

On January 5, 2005, GSPI, a wholly owned subsidiary of GSAC acquired 12,500,000 shares of the DTLL common stock from the Company, representing 94 % of the 13,325,693 issued shares of the Company as of January 5, 2005.

1.    Identity.

See 2.01 (c) above.

2.    Date and Description of Transaction.

On January 5, 2005, GSPI., a wholly-owned subsidiary of GSAC, acquired 12,500,000 shares of the common stock of DTLL. DTLL issued the Shares pursuant to a Contribution and Stock Acquisition Agreement, by and between GSPI and DTLL, in exchange for rights to an exclusive license for provisional patents, patent applications and other intellectual property related to the business of DTLL. We believe that the issuance of the shares is a transaction exempt from registration under the Securities Act of 1933 based on Section 4(2) of said Act.

3.    Basis for Control.

GSPI acquired 12,500,000 shares of the DTLL common stock representing 94 % of the 13,325,693 issued shares of the Company.

4.    Consideration.

See 5.02(a)(2) above. No monetary consideration was involved.

5.    Source of Consideration.

See 2.01 (c) above.

6.    Control.

Shares were acquired from the DTLL.

7.    Election of Directors.

Steven C. Roberts, MD shall be nominated to the Board of Directors.

(b) 403(C) OF REGULATION S-B OR 403 (C) OF REGULATION S-K

Registrant knows of no current arrangements which may result in any further change of control, other than noted above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS

The Board of Directors of DTLL has appointed Steven C. Roberts, M.D. as its Chief Executive Officer. Steven C. Roberts, M.D. is also the Chief Executive Officer and a Director of GSPI and GSAC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTLL, INC.

Date: January 11, 2005	By:	/s/ Stephen C. Roberts
Stephen C. Roberts
Chief Executive Officer